RBC FUNDS TRUST


Semi-Annual Exhibit to Item 77O


Transactions Effected Pursuant to Rule 10f-3


RBC FUNDS TRUST:

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period April 1, 2016 through September
30, 2016 in accordance with the Trust's Rule 10f-3
Procedures.


RBC Short Duration Fixed Income Fund


ISSUER: Enterprise Products Partners, L.P./Enterprise
Products Operating LLC

Trade Date: 04/04/16

Part of a registered public offering

Selling Broker: J.P. Morgan Securities LLC

Underwriters: Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Citigroup Global Markets Inc., Deutsche Bank
Securities Inc., DNB Markets, Inc., Scotia Capital (USA)
Inc., Barclays Capital Inc., BBVA Securities Inc., Credit
Suisse Securities (USA) LLC, Mizuho Securities USA Inc.,
Mitsubishi UFJ Securities (USA), Inc.,  RBC Capital
Markets, LLC, SMBC Nikko Securities America, Inc., SG
Americas Securities, LLC, SunTrust Robinson Humphrey, Inc.,
TD Securities (USA) LLC, UBS Securities LLC, U.S. Bancorp
Investments, Inc., and Wells Fargo Securities, LLC

Amount Purchased:  $100,000

Purchase Price: $99.898/share

% of Issue: 0.017%


ISSUER: Exelon Corporation

Trade Date: 04/04/16

Part of a registered public offering

Selling Broker: Barclays

Underwriters: Goldman, Sachs & Co., J.P. Morgan,
Scotiabank, Credit Suisse, RBC Capital Markets, TD
Securities, BNY Mellon Capital Markets, LLC, Lebenthal
Capital Markets, Mischler Financial Group, Inc., Ramirez &
Co., Inc. and The Williams Capital Group, L.P.

Amount Purchased: $100,000

Purchase Price: $99.976/share

% of Issue: 0.03%


ISSUER: General Motors Financial Company, Inc.

Trade Date: 05/04/16

Part of a registered public offering

Selling Broker: Deutsche Bank Securities Inc.

Underwriters: Banco Bradesco BBI S.A., Goldman, Sachs &
Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
RBC Capital Markets, LLC, SMBC Nikko Securities America,
Inc., BBVA Securities, Inc., Scotia Capital (USA) Inc.,
UniCredit Capital Markets LLC, Samuel A. Ramirez & Company,
Inc. and Siebert Brandford Shank & Co., L.L.C.

Amount Purchased: $100,000

Purchase Price: $99.896/share

% of Issue: 0.007%


ISSUER: Dell/EMC (Diamond 1 Finance Corporation)

Trade Date: 05/17/16

Eligible Rule 144A Offering

Selling Broker: J.P. Morgan Securities LLC

Underwriters: Barclays Capital Inc., Citigroup Global
Markets Inc., Credit Suisse Securities (USA) LLC, Goldman,
Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Deutsche Bank Securities, Inc., RBC Capital
Markets, LLC, ANZ Securities, Inc., BBVA Securities Inc.,
BNP Paribas Securities Corp., Commerz Markets LLC, Fifth
Third Securities, Inc., HSBC Securities (USA) Inc., Loop
Capital Markets LLC, Mitsubishi UFJ Securities (USA) Inc.,
Mizuho Securities USA Inc., Nomura Securities
International, Inc., RBS Securities Inc., Santander
Investment Securities Inc., Scotia Capital (USA) Inc., SG
Americas Securities, LLC, Standard Chartered Bank,
UniCredit Capital Markets LLC, Academy Securities, Inc.,
Lebenthal & Co., LLC, Ramirez & Co., Inc. and The Williams
Capital Group, L.P.

Amount Purchased: $125,000

Purchase Price: $99.975/share

% of Issue: 0.003%


ISSUER: CNH

Trade Date: 05/24/16

Part of a registered public offering

Selling Broker: BofA Merrill Lynch

Underwriters: Deutsche Bank Securities, RBC Capital
Markets, Barclays, CIBC Capital Markets, RBS and Wells
Fargo Securities

Amount Purchased: $165,000

Purchase Price: $99.99676/share

% of Issue: 0.85%


ISSUER: Molson Coors

Trade Date: 06/28/16

Part of a registered public offering

Selling Broker: BofA Merrill Lynch

Underwriters: Citigroup, UBS Investment Bank, BMO Capital
Markets, MUFG, RBC Capital Markets, Wells Fargo Securities,
Lloyds Securities and The Williams Capital Group, L.P.

Amount Purchased: $150,000

Purchase Price: $99.962/share

% of Issue: 0.02%


ISSUER: TEVA Pharmaceutical Finance Netherlands III B.V.

Trade Date: 07/18/16

Part of a registered public offering

Selling Broker: Barclays Capital Inc.

Underwriters: BNP Paribas Securities Corp., Credit Suisse
Securities (USA) LLC, HSBC Securities (USA) Inc., Merrill
Lynch, Pierce, Fenner & Smith Incorporated, Mizuho
Securities USA Inc., Citigroup Global Markets Inc., Morgan
Stanley & Co. LLC, RBC Capital Markets, LLC, SMBC Nikko
Securities America, Inc., Bank of China Limited London
Branch, BBVA Securities, Inc., Commerz Markets LLC, Lloyds
Securities Inc., MUFG Securities Americas Inc., PNC Capital
Markets LLC, Scotia Capital (USA) Inc. and TD Securities
(USA) LLC

Amount Purchased:  $250,000

Purchase Price: $99.991/share

% of Issue: 0.01%


ISSUER: Shire Acquisitions Investments Ireland DAC

Trade Date: 09/19/16

Part of a registered public offering

Selling Broker: Barclays

Underwriters: BofA Merrill Lynch, Morgan Stanley, Bank of
China, Citigroup, COMMERZBANK, Credit Suisse, Deutsche Bank
Securities, DNB Markets, Lloyds Securities, Mizuho
Securities, MUFG, RBC Capital Markets, RBS, Santander, SMBC
Nikko, Goldman, Sachs & Co., HSBC, J.P. Morgan, Mediobanca,
Scotiabank and Wells Fargo Securities

Amount Purchased:  $270,000

Purchase Price: $99.919/share

% of Issue: 0.01%






RBC Ultra-Short Fixed Income Fund


ISSUER: General Motors Financial Company, Inc.

Trade Date: 05/04/16

Part of a registered public offering

Selling Broker: Deutsche Bank Securities Inc.

Underwriters: Banco Bradesco BBI S.A., Goldman, Sachs &
Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
RBC Capital Markets, LLC, SMBC Nikko Securities America,
Inc., BBVA Securities Inc., Scotia Capital (USA) Inc.,
UniCredit Capital Markets LLC, Samuel A. Ramirez & Company,
Inc. and Siebert Brandford Shank & Co., L.L.C.

Amount Purchased:  $200,000

Purchase Price: $99.896/share

% of Issue: 0.01%


ISSUER: Dell/EMC (Diamond 1 Finance Corporation)

Trade Date: 05/17/16

Eligible Rule 144A Offering

Selling Broker: J.P. Morgan Securities LLC

Underwriters: Barclays Capital Inc., Citigroup Global
Markets Inc., Credit Suisse Securities (USA) LLC, Goldman,
Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Deutsche Bank Securities, Inc., RBC Capital
Markets, LLC, ANZ Securities, Inc., BBVA Securities Inc.,
BNP Paribas Securities Corp., Commerz Markets LLC, Fifth
Third Securities, Inc., HSBC Securities (USA) Inc., Loop
Capital Markets LLC, Mitsubishi UFJ Securities (USA) Inc.,
Mizuho Securities USA Inc., Nomura Securities
International, Inc., RBS Securities Inc., Santander
Investment Securities Inc., Scotia Capital (USA) Inc., SG
Americas Securities, LLC, Standard Chartered Bank,
UniCredit Capital Markets LLC, Academy Securities, Inc.,
Lebenthal & Co., LLC, Ramirez & Co., Inc. and The Williams
Capital Group, L.P.

Amount Purchased: $125,000

Purchase Price: $99.975/share

% of Issue: 0.003%


ISSUER: TEVA Pharmaceutical Finance Netherlands III B.V.

Trade Date: 07/18/16

Part of a registered public offering

Selling Broker: Barclays Capital Inc.

Underwriters: BNP Paribas Securities Corp., Credit Suisse
Securities (USA) LLC, HSBC Securities (USA) Inc., Merrill
Lynch, Pierce, Fenner & Smith Incorporated, Mizuho
Securities USA Inc., Citigroup Global Markets Inc., Morgan
Stanley & Co. LLC, RBC Capital Markets, LLC, SMBC Nikko
Securities America, Inc., Bank of China Limited London
Branch, BBVA Securities Inc., Commerz Markets LLC, Lloyds
Securities Inc., MUFG Securities Americas Inc., PNC Capital
Markets LLC, Scotia Capital (USA) Inc. and TD Securities
(USA) LLC

Amount Purchased:  $250,000

Purchase Price: $99.914/share

% of Issue: 0.02%


ISSUER: American Honda Finance Corporation

Trade Date: 09/06/16

Part of a registered public offering

Selling Broker: BofA Merrill Lynch

Underwriters: Citigroup, Deutsche Bank Securities, Morgan
Stanley, Wells Fargo Securities, BNP PARIBAS, CastleOak
Securities, L.P., Loop Capital Markets, Mischler Financial
Group, Inc., Ramirez & Co., Inc., RBC Capital Markets, TD
Securities, US Bancorp, and The Williams Capital Group,
L.P.

Amount Purchased:  $300,000

Purchase Price: $100/share

% of Issue: 0.12%


ISSUER: Shire Acquisitions Investments Ireland DAC

Trade Date: 09/19/16

Part of a registered public offering

Selling Broker: Barclays

Underwriters: BofA Merrill Lynch, Morgan Stanley, Bank of
China, Citigroup, COMMERZBANK, Credit Suisse, Deutsche Bank
Securities, DNB Markets, Lloyds Securities, Mizuho
Securities, MUFG, RBC Capital Markets, RBS, Santander, SMBC
Nikko, Goldman, Sachs & Co., HSBC, J.P. Morgan, Mediobanca,
Scotiabank and Wells Fargo Securities

Amount Purchased:  $250,000

Purchase Price: $99.919/share

% of Issue: 0.01%